UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2010

Date of Report (Date of earliest event reported):

Optimized Transportation Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Grant Street Suite 2307 Pittsburgh, PA 15219
(Address of principal executive offices)

Registrant’s telephone number, including area code:  412-258-2260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On February 16, 2010, the Audit Committee, on behalf of the Company and its subsidiaries, engaged the firm of Randall N. Drake, CPA, PA as independent certified public accountants for the fiscal year ending December 31, 2009. The Company has not previously consulted with Randall N. Drake, CPA, PA on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) concerning any subject matter of a disagreement or reportable event with Pender Newkirk & Company, LLP.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTIMIZED TRANSPORTATION MANAGEMENT, INC.

Date:  February 22, 2010

By:  /s/ Kevin P. Brennan

Kevin P. Brennan

Chief Executive Officer

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